UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 7, 2018

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	3-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425)-783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On September 7, 2018, certain subsidiaries of Funko, Inc. (together with its subsidiaries, the “Company,” “we” or “our”) entered into a commitment letter with PNC Bank, National Association and PNC Capital Markets LLC to provide new senior secured credit facilities, or the New Senior Secured Credit Facilities, for an aggregate amount of $285 million to refinance our existing senior secured credit facilities, or the Senior Secured Credit Facilities, and to provide for ongoing working capital needs, including capital expenditures and acquisitions and general corporate purposes. Additionally, JPMorgan Chase Bank, N.A. will serve in Joint Lead Arranger and Syndication Agent capacities for the New Senior Secured Credit Facilities.

As of June 30, 2018, we had $248.5 million of indebtedness outstanding under our Senior Secured Credit Facilities, consisting of $206.1 million outstanding under our term loan facility, or the Term Loan A Facility (net of unamortized discount of $4.6 million), and $42.3 million outstanding under our revolving credit facility. Under the terms of the commitment letter, the New Senior Secured Credit Facilities will consist of a $235 million senior secured term loan facility, or the New Term Loan Facility, and a $50 million senior secured revolving credit facility (including a $5.0 million letter of credit sublimit), or the New Revolving Credit Facility. The New Senior Secured Credit Facilities will have a term of five years and will be secured by, subject to certain customary exceptions, substantially all of our and our domestic subsidiaries’ assets.

Borrowings under the existing Term Loan A Facility accrue interest at an annual rate equal to, at our option, either (1) the Reference Rate plus a margin of 5.50%, or (2) the LIBOR Rate plus a margin of 6.50%. The “Reference Rate” is defined as the greatest of (1) a commercial lending rate publicly announced by the reference bank, (2) the Federal Funds open rate plus 0.50% per year, and (3) the one-month LIBOR published in the Wall Street Journal plus 1.00% per year, subject to a 3.00% floor. Borrowings under the existing Revolving Credit Facility accrue interest at an annual rate equal to the one-month LIBOR published in the Wall Street Journal plus 1.75% per year. The commitment letter provides that borrowings under the New Senior Secured Credit Facilities are anticipated, subject to market conditions, to initially accrue interest at a rate per year equal to, at our option, either (1) the LIBOR Rate plus an applicable margin of 3.25%, or (2) the Base Rate plus an applicable margin of 2.25%, in each case subject to adjustment based on our leverage ratio. If we are able to close the New Senior Secured Credit Facilities on the proposed terms, we believe the refinancing of our existing Senior Secured Credit Facilities will reduce our cash interest expense and extend our maturity profile.

Under the terms of the commitment letter, our New Senior Secured Credit Facilities will have customary negative covenants that are consistent with our existing Senior Secured Credit Facilities, and will contain financial covenants that will require the Company to maintain a maximum leverage ratio of 3.0x, subject to certain step downs and a minimum fixed charge coverage ratio of 1.25x. The closing of the New Senior Secured Credit Facilities will be subject to customary conditions precedent, including the negotiation and execution of final documentation. We expect the New Senior Secured Credit Facilities to be entered into and funded shortly after the date hereof; however, there can be no guarantee that the New Senior Secured Credit Facilities will be consummated on the terms contemplated herein or at all.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the expected terms of the New Senior Secured Credit Facilities, anticipated effects of the New Senior Secured Credit Facilities on our interest expense and maturity profile, and the anticipated timing for funding such facilities. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we may not enter into a final agreement for the New Senior Secured Credit Facilities in the timeframe expected or at all; our ability to maintain and realize the full value of our license agreements; the ongoing level of popularity of our products with consumers; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; our ability to attract and retain qualified employees and maintain our corporate culture; risks associated with our international operations; changes in U.S. tax law; foreign currency exchange rate exposure; the possibility or existence of global and regional economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data to be compromised; the influence of our significant stockholder, ACON, and the possibility that ACON’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; and the potential that we will fail to establish and maintain effective internal control over financial reporting. These and other important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2017 and our quarterly report on Form 10-Q for the three and six months ended June 30, 2018 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2018	FUNKO, INC.

	By:	/s/ Tracy D. Daw
Tracy D. Daw
Sr. Vice President, General Counsel and Secretary

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